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                                                                  EXHIBIT 10.11

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     This First Amendment to Employment Agreement ("Amendment"), effective as of July 28, 2000, except where indicated, is made by and between NANOGEN, INC., a Delaware corporation (the "Company"), and KIERAN GALLAHUE (the "Executive").

                                    RECITALS

     WHEREAS, the Company and Executive have entered into an Employment Agreement, dated October 29, 1999 (the "Employment Agreement"); and

     WHEREAS, the Company and Executive wish to amend the Employment Agreement as described herein.

     NOW, THEREFORE, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:

                                      TERMS

     1. RENEWAL. In Article I, Section B RENEWAL, the last sentence of the second paragraph shall be amended to decrease the number of months from "18" to "6", during which the Executive shall be paid his salary and benefits after termination as described therein.

     2. TITLE/RESPONSIBILITIES. In Article II TITLE/RESPONSIBILITIES, Executive's title, effective as of September 1, 2000, shall be amended to "President, Chief Financial Officer and Treasurer," from "Senior Vice President, Chief Financial Officer and Treasurer."

     3. SECTION 280G. In Article III, Section E SECTION 280G relating to restrictions on payments made pursuant to the Employment Agreement that may be considered "excess parachute payments" during Change of Control events as defined therein, shall be deleted in its entirety.

     4. REMAINDER OF AGREEMENT. The other terms and conditions contained in the Employment Agreement shall remain in effect pursuant to the Employment Agreement and such terms and conditions, where applicable, shall also govern this Amendment.

     5. GOVERNING LAW. This Amendment shall be construed in accordance with the laws of the State of California, notwithstanding its conflicts of law provisions.

     6. EXECUTIVE ACKNOWLEDGMENT. Executive acknowledges (a) that he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Amendment, and has been advised to do so by the


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          Company, and (b) that he has read and understands this Amendment, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which taken together constituted one and the same agreement.

          Executed by the parties as of the day and year first above written.

                                                 NANOGEN, INC.

                                                 By: /s/ HOWARD C. BIRNDORF
                                                    -------------------------
                                                          Howard C. Birndorf
                                                          Chairman and Chief
                                                          Executive Officer


                                                 EXECUTIVE
                                                      /s/ KIERAN GALLAHUE
                                                  ------------------------------
                                                           Kieran Gallahue